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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

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                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  September 30, 1998



                            CADENCE DESIGN SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)


                                      DELAWARE
                   (State or other jurisdiction of incorporation)


     1-10606                                            77-0148231
(Commission File No.)                        (IRS Employer Identification No.)


                  2655 SEELY ROAD, BUILDING 5, SAN JOSE, CA  95134
               (Address of principal executive offices and zip code)



         Registrant's telephone number, including area code: (408) 943-1234

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Item 5.   OTHER EVENTS.

     On September 30, 1998, Cadence Design Systems, Inc., a Delaware corporation (the "Registrant"), acquired from Lucent Technologies Inc., a Delaware corporation ("Lucent"), certain assets and liabilities of Lucent's Bell Labs Integrated Circuit Design Automation Group.


                                      2.
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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Exhibits.

99.1 Press Release, dated October 1, 1998.


                                      3.
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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CADENCE DESIGN SYSTEMS, INC.


Dated:  October 9, 1998                   By: /s/ R.L. Smith McKeithen
                                              ------------------------------
                                              R.L. SMITH MCKEITHEN
                                              Senior Vice President, General
                                              Counsel and Secretary


                                      4.
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                                 INDEX TO EXHIBITS

EXHIBIT   DESCRIPTION OF EXHIBIT

99.1      Press Release, dated October 1, 1998.


                                      5.